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                                                               EXHIBIT 10.22.3

ATTORNEYS & COUNSELORS
1401 McKinney Street, Suite 1900                               Donna Lyn Carter
Houston, Texas 77010                        [JW LOGO]          (713)752-4217
(713) 752-4200 - fax (713) 752-4221                            dcarter@jw.com
www.jw.com                            JACKSON WALKER L.L.P.

                                         March 19, 2004

      VIA FEDERAL EXPRESS

      Mr. Dan Solomon
      Guaranty Bank, FSB
      8333 Douglas Avenue
      Dallas, Texas 75225

            Re: Guaranty Bank, FSB/PrimeEnergy Corporation Credit Facility (Our File No. 120117.00012)

      Dear Dan:

            As we discussed, enclosed is a counterpart original Third Amendment to Credit Agreement dated effective February 17, 2004, between PrimeEnergy Corporation, PrimeEnergy Management Corporation, PrimeEnergy Operating Company, Eastern Oil Well Service Company, Southwest Oilfield Construction Company, EOWS Midland Company F-W Oil Exploration L.L.C. and Guaranty Bank, FSB, as Agent and a Lender.

            Please acknowledge receipt of the above referenced document by signing the enclosed copy of this letter and returning it to me in the enclosed postage paid envelope.

                                            Very truly yours,

                                            /s/ Donna L. Carter
                                            Donna L. Carter
                                            Paralegal/Transactions

      DLC/cmj
      Enclosures
      cc:  Ms. Beverly Cummings (w/ encl.)

           Wayne G. Dotson (Firm)

      Receipt of the above referenced document is acknowledged this ___ day of March, 2004.

Austin                               ___________________________________________
Dallas                               Dan Solomon, Guaranty Bank, FSB
Fort Worth
Houston
Richardson
San Angelo                           ___________________________________________
San Antonio                          Beverly Cummings, PrimeEnergy Corporation

Member of GLOBALAW(TM)

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Delivery Ticket                                                      Page 1 of 1

Last step: Please print this page as the delivery ticket for the courier.

[HOUSTON EXPRESS LOGO]

Houston Express Couriers, Inc.
P.O. Box 70349
Houston, Texas 77270
Phone Number: 713-869-0100

CUSTOMER: Jackson Walker Law Firm
DATE: 3/19/2004
TICKET NUMBER: W59150
TYPE OF DELIVERY: Super Express (A.S.A.P.)

                             Shipper                                                   Consignee
COMPANY                      Jackson Walker Law Firm           COMPANY            PrimeEnergy
                                                                                  Corporation
ADDRESS LINE 1               1401 McKinney Street, Suite       ADDRESS LINE       2900 Wilcrest Drive
                             1900                              1
ADDRESS LINE 2                                                 ADDRESS LINE
                                                               2                  Suite 475
CITY, STATE, ZIP             Houston, TX 77010                 CITY, STATE, ZIP   Houston, TX 77042
ATTENTION                    Cynthia John                      ATTENTION          Beverly Cummings
PHONE                        713-752-4200 ext. 4325            PHONE              713-735-0000

RETURN SERVICE               NO                                NIGHT SERVICE      No
LEAVE WITHOUT                NO                                NO. PIECES         1
SIGNATURE
DESCRIPTION                                                    C-M #              120117.00012
BILLING ID                   120117.00012
ENTERED BY                   Cynthia John
SPECIAL INSTRUCTIONS
TRACKING INFORMATION

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                       THIRD AMENDMENT TO CREDIT AGREEMENT

                                     BETWEEN

                             PRIMEENERGY CORPORATION
                       PRIMEENERGY MANAGEMENT CORPORATION
                             PRIME OPERATING COMPANY
                        EASTERN OIL WELL SERVICE COMPANY
                     SOUTHWEST OILFIELD CONSTRUCTION COMPANY
                              EOWS MIDLAND COMPANY
                           F-W OIL EXPLORATION L.L.C.

                                       AND

                          GUARANTY BANK, FSB, AS AGENT
                                  AND A LENDER

                        EFFECTIVE AS OF FEBRUARY 17, 2004

                        ---------------------------------

             REDUCING REVOLVING LINE OF CREDIT OF UP TO $50,000,000
                   REDUCING REVOLVING TERM LOAN OF $3,599,998

                        ---------------------------------

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                                TABLE OF CONTENTS

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                                                                         PAGE
                                                                         ----
ARTICLE I   DEFINITIONS ..........................................         1
  1.01      Terms Defined Above ..................................         1
  1.02      Terms Defined in Agreement ...........................         1
  1.03      References ...........................................         1
  1.04      Articles and Sections ................................         2
  1.05      Number and Gender ....................................         2
ARTICLE II  AMENDMENTS ...........................................         2
  2.01      Amendment of Section 1.2 .............................         2
  2.02      Amendment of Section 2.9 .............................         2
ARTICLE III CONDITIONS ...........................................         3
  3.01      Receipt of Documents .................................         3
  3.02      Accuracy of Representations and Warranties ...........         3
  3.03      Matters Satisfactory to Lenders ......................         3
ARTICLE IV  REPRESENTATIONS AND WARRANTIES .......................         3
ARTICLE V   RATIFICATION .........................................         4
ARTICLE VI  MISCELLANEOUS ........................................         4
  6.01      Scope of Amendment ...................................         4
  6.02      Agreement as Amended .................................         4
  6.03      Parties in Interest ..................................         4
  6.04      Rights of Third Parties ..............................         4
  6.05      ENTIRE AGREEMENT .....................................         4
  6.06      GOVERNING LAW ........................................         4
  6.07      JURISDICTION AND VENUE ...............................         5

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                       THIRD AMENDMENT TO CREDIT AGREEMENT

      This THIRD AMENDMENT TO CREDIT AGREEMENT (this "Third Amendment") is made and entered into effective as of February 17, 2004, between PRIMEENERGY CORPORATION, a Delaware corporation ("PEC"), PRIMEENERGY MANAGEMENT CORPORATION, a New York corporation, PRIME OPERATING COMPANY, a Texas corporation, EASTERN OIL WELL SERVICE COMPANY, a West Virginia corporation, SOUTHWEST OILFIELD CONSTRUCTION COMPANY, an Oklahoma corporation, EOWS MIDLAND COMPANY, a Texas corporation, and F-W OIL EXPLORATION L.L.C., a Delaware limited liability company ("FWOE") (collectively, the "Borrower"), with each other lender that is a signatory hereto or becomes a signatory hereto as provided in Section 9.1, (individually, together with its successors and assigns, a "Lender" and collectively together, with their respective successors and assigns, the "Lenders") and GUARANTY BANK, FSB, a federal savings bank, as agent for the Lenders (in such capacity, together with its successors in such capacity pursuant to the terms hereof, the "Agent").

                              W I T N E S S E T H

      WHEREAS, the above named parties did execute and exchange counterparts of that certain Credit Agreement dated December 19,2002, as amended by First Amendment to Credit Agreement dated effective as of June 1, 2003, and as further amended by Second Amendment to Credit Agreement dated effective as of September 22,2003 (the "Agreement"), to which reference is here made for all purposes;

      WHEREAS, the parties subject to and bound by the Agreement are desirous of amending the Agreement in the particulars hereinafter set forth;

      NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties to the Agreement, as set forth therein, and the mutual covenants and agreements of the parties hereto, as set forth in this Third Amendment, the parties hereto agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

      1.01 Terms Defined Above. As used herein, each of the terms "Agent," "Agreement," "Borrower," "Lenders" and "Third Amendment," shall have the meaning assigned to such term hereinabove.

      1.02 Terms Defined in Agreement. As used herein, each term defined in the Agreement shall have the meaning assigned thereto in the Agreement, unless expressly provided herein to the contrary.

      1.03 References. References in this Third Amendment to Article or Section numbers shall be to Articles and Sections of this Third Amendment, unless expressly stated herein to the contrary. References in this Third Amendment to "hereby," "herein," hereinafter," hereinabove," "hereinbelow," "hereof," and "hereunder" shall be to this Third Amendment in its entirety and not only to the particular Article or Section in which such reference appears.

                                       1
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      1.04 Articles and Sections. This Third Amendment, for convenience only, has been divided into Articles and Sections and it is understood that the rights, powers, privileges, duties, and other legal relations of the parties hereto shall be determined from this Third Amendment as an entirety and without regard to such division into Articles and Sections and without regard to headings prefixed to such Articles and Sections.

      1.05 Number and Gender. Whenever the context requires, reference herein made to the single number shall be understood to include the plural and likewise the plural shall be understood to include the singular. Words denoting sex shall be construed to include the masculine, feminine, and neuter, when such construction is appropriate, and specific enumeration shall not exclude the general, but shall be construed as cumulative. Definitions of terms defined in the singular and plural shall be equally applicable to the plural or singular, as the case may be.

                                   ARTICLE II
                                   AMENDMENTS

      The Borrower and the Lender hereby amend the Agreement in the following particulars:

      2.01 Amendment of Section 1.2. Section 1.2 of the Agreement is hereby amended as follows:

      The following definitions shall be added and/or amended to read as follows:

      "Commitment Termination Date" shall mean March 31,2007.

      "Final Maturity" shall mean March 31, 2007.

      2.02 Amendment of Section 2.9(a). Section 2.9(a) of the Agreement shall be amended to read as follows:

      "2.9 Borrowing Base Determinations, (a) The Borrowing Base as of February 17, 2003, is acknowledged by the Borrower and the Lenders to be $44,000,000."

      2.03 Addition of Section 2.9(e). Section 2.9(e) is added to the Agreement to read as follows:

      "2.9 Borrowing Base Determinations.---(e) The Borrowing Base may be decreased by the Borrower by giving the Agent written notice of the amount of the decrease and the resulting Borrowing Base. The Borrower may then only borrow up to the amount of the decreased Borrowing Base and if any future increase in the Borrowing Base is required the Borrower shall furnish the Agent with the information requested by the Agreement as set forth in (b) above and pay all fees required by increasing the Borrowing Base."

      2.04 Amendment of Section 2.25. Section 2.25 of the Agreement is amended to read as follows:

                                       2
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      "2.25 Limitation of Liability of FWOE. FWOE's liability to the Lender on the Note and other obligations under the Agreement is limited to $10,120,000.00."

      2.05 Amendment of Section 6.8. Section 6.8 of the Agreement shall be amended to add the following sentence:

      "6.8 Dividends and Distributions.---Notwithstanding the above, FWOE may repay advances made by PEC in the amount of $1,275,000.00 and by Frank C. Wade in the amount of $847,260.00."

                                   ARTICLE III
                                   CONDITIONS

      The obligation of the Lenders to amend the Agreement as provided herein is subject to the fulfillment of the following conditions precedent:

      3.01 Receipt of Documents. The Agent shall have received, reviewed, and approved the following documents and other items, appropriately executed when necessary and in form and substance satisfactory to the Lender:

      (a) multiple counterparts of this Third Amendment as requested by the Agent.

      (b) payment by Borrower to Guaranty Bank, FSB of $165,000 as an extension fee;

      (c) payment by Borrower to Guaranty Bank, FSB of $91,000 as a Facility Fee for the increase in the Borrowing Base; and

      (d) such other agreements, documents, items, instruments, opinions, certificates, waivers, consents, and evidence as the Agent may reasonably request.

      3.02 Accuracy of Representations and Warranties. The representations and warranties contained in Article IV of the Agreement and this Third Amendment shall be true and correct.

      3.03 Matters Satisfactory to Lenders. All matters incident to the consummation of the transactions contemplated hereby shall be satisfactory to the Lenders.

                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES

      The Borrower hereby expressly re-makes, in favor of the Lenders, all of the representations and warranties set forth in Article IV of the Agreement, and represents and warrants that all such representations and warranties remain true and unbreached.

                                        3

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                                    ARTICLE V
                                  RATIFICATION

      Each of the parties hereto does hereby adopt, ratify, and confirm the Agreement and the other Loan Documents, in all things in accordance with the terms and provisions thereof, as amended by this Third Amendment.

                                   ARTICLE VI
                                  MISCELLANEOUS

      6.01 Scope of Amendment. The scope of this Third Amendment is expressly limited to the matters addressed herein and this Third Amendment shall not operate as a waiver of any past, present, or future breach, Default, or Event of Default under the Agreement. except to the extent, if any, that any such breach, Default, or Event of Default is remedied by the effect of this Third Amendment.

      6.02 Agreement as Amended. All references to the Agreement in any document heretofore or hereafter executed in connection with the transactions contemplated in the Agreement shall be deemed to refer to the Agreement as amended by this Third Amendment.

      6.03 Parties in Interest. All provisions of this Third Amendment shall be binding upon and shall inure to the benefit of the Borrower, the Lender and their respective successors and assigns.

      6.04 Rights of Third Parties. All provisions herein are imposed solely and exclusively for the benefit of the Lender and the Borrower, and no other Person shall have standing to require satisfaction of such provisions in accordance with their terms and any or all of such provisions may be freely waived in whole or in part by the Lender at any time if in its sole discretion it deems it advisable to do so.

      6.05 ENTIRE AGREEMENT. THIS THIRD AMENDMENT CONSTITUTES THE ENTIRE AGREEMENT BETWEEN THE PARTIES HERETO WITH RESPECT TO THE SUBJECT HEREOF AND SUPERSEDES ANY PRIOR AGREEMENT, WHETHER WRITTEN OR ORAL, BETWEEN SUCH PARTIES REGARDING THE SUBJECT HEREOF. FURTHERMORE IN THIS REGARD, THIS THIRD AMENDMENT, THE AGREEMENT, THE NOTE, THE SECURITY INSTRUMENTS, AND THE OTHER WRITTEN DOCUMENTS REFERRED TO IN THE AGREEMENT OR EXECUTED IN CONNECTION WITH OR AS SECURITY FOR THE NOTE REPRESENT, COLLECTIVELY, THE FINAL AGREEMENT AMONG THE PARTIES THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

      6.06 GOVERNING LAW. THIS THIRD AMENDMENT, THE AGREEMENT AND THE NOTE SHALL BE DEEMED TO BE CONTRACTS MADE UNDER AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS. THE PARTIES ACKNOWLEDGE AND AGREE THAT THIS AGREEMENT AND THE NOTE AND THE TRANSACTIONS CONTEMPLATED

                                        4

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HEREBY BEAR A NORMAL, REASONABLE, AND SUBSTANTIAL RELATIONSHIP TO THE STATE OF
TEXAS.

      6.07 JURISDICTION AND VENUE. ALL ACTIONS OR PROCEEDINGS WITH RESPECT TO, ARISING DIRECTLY OR INDIRECTLY IN CONNECTION WITH, OUT OF, RELATED TO, OR FROM THIS THIRD AMENDMENT, THE AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE LITIGATED IN COURTS HAVING SITUS IN HARRIS COUNTY, TEXAS. EACH OF THE BORROWER AND THE LENDER HEREBY SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE, OR FEDERAL COURT LOCATED IN HARRIS COUNTY, TEXAS, AND HEREBY WAIVES ANY RIGHTS IT MAY HAVE TO TRANSFER OR CHANGE THE JURISDICTION OR VENUE OF ANY LITIGATION BROUGHT AGAINST IT BY THE BORROWER OR THE LENDER IN ACCORDANCE WITH THIS SECTION.

                  (REMAINDER OF PAGE INTENTIONALLY LEFT BLANK)

                                        5

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      IN WITNESS WHEREOF, this Third Amendment to Credit Agreement is executed effective the date first hereinabove written.

                               BORROWER

                               PRIMEENERGY CORPORATION
                               PRIMEENERGY MANAGEMENT
                               CORPORATION, PRIME OPERATING
                               COMPANY, EASTERN OIL WELL SERVICE
                               COMPANY, SOUTHWEST OILFIELD
                               CONSTRUCTION COMPANY
                               EOWS MIDLAND COMPANY

                               By: /s/ Beverly A. Cummings
                                   ----------------------------------------
                                   Beverly A. Cummings
                                   Executive Vice President, Treasurer, and
                                   Chief Financial Officer

                               F-W OIL EXPLORATION L.L.C.

                               By: /s/ Jim R. Brock
                                   ----------------------------------------
                                   Jim R. Brock
                                   President and CFO

                                        6

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                               AGENT AND LENDER

                               GUARANTY BANK, FSB

                               By: /s/ Richard E. Menchaca
                                   ----------------------------------------
                                   Richard E. Menchaca
                                   Senior Vice President

                                       7